UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2010

LIBERTY ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-138107	20-5024859
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Two Allen Center, Suite 1600, 1200 Smith Street, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 981-9022

Church Barn, 3 Church Lane, Barlby, Selby, England, YO8 5JG
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item1.01         Entry into a Material Definitive Agreement

Our company has entered into Consulting Agreements with Daniel Martinez-Atkinson and Ian Spowart on an ongoing basis, dated the 12th day of February, 2010, and effective as of February 1, 2010, whereby the Company has agreed to retain Daniel Martinez-Atkinson to the position of Chief Financial Officer and Ian Spowart to the position of Chief Executive Officer of our company.

The agreements may be terminated with 30 days notice.

As compensation, the agreements provide for monthly payments of US$5,000 to Daniel Martinez-Atkinson and US$6,500 to Ian Spowart.

Item 9.01         Financial Statements and Exhibits

10.1	Consulting Agreement between our company and Daniel Martinez-Atkinson dated February 11, 2010.

10.2	Consulting Agreement between our company and Ian Spowart, dated February 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY ENERGY CORP.

/s/ Ian Spowart
Ian Spowart
President

Date:   February 16, 2010